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                                                                  EXHIBIT 10.39


                                WAIVER AGREEMENT

                  Waiver Agreement (this "Agreement"), dated as of February 24, 1997, by and among Kerr Group, Inc., a Delaware corporation (the "Company"); PNC Bank, National Association ("PNC"); Bear, Stearns Securities Corp. ("Bear, Stearns Securities"); Silver Oak Capital, L.L.C., as agent for Angelo, Gordon & Co. and certain managed funds and accounts ("Angelo, Gordon"); Bear Stearns & Co., Inc. ("Bear Stearns"); Halcyon/Alan B. Slifka Management Company LLC ("Halcyon"); Intermarket Corp. ("Intermarket"); and Swiss Bank (together with Bear, Stearns Securities; Angelo, Gordon; Bear Stearns; Halcyon; and Intermarket, the "Current Debt Holders," and, collectively, together with PNC, the "Lenders").

                                R E C I T A L S:

                  WHEREAS, PNC and the Company entered into that certain Receivables Purchase Agreement, dated as of January 1, 1995 (as amended, the "Receivables Purchase Agreement"); and

                  WHEREAS, John Hancock Mutual Life Insurance Company ("John Hancock"), New York Life Insurance Company ("New York Life"), Massachusetts Mutual Life Insurance Company ("Massachusetts Mutual"), Massmutual/Carlson CBO, N.V. ("Massmutual" and, together with John Hancock, New York Life and Massachusetts Mutual, the "Former Note Holders"), predecessors in interest to the Current Debt Holders, and the Company entered into certain Note Agreements, each dated as of September 15, 1993, providing for the issuance and sale of $41,000,000 aggregate principal amount of the Company's 9.45% Series A Senior Notes due September 15, 2003 (the "Series A Senior Notes")and $9,000,000 aggregate principal amount of the Company's 8.99% Series B Senior Notes due September 15, 1999 (collectively with the Series A Senior Notes, the "Senior Notes")(as amended, the "Note Agreements"); and

                  WHEREAS, The First National Bank of Boston ("Bank of Boston"), a predecessor in interest to the Current Debt Holders, and the Company entered into that certain Letter Agreement, dated February 9, 1995 pursuant to which Bank of Boston extended certain financial accommodations to the Company, including a loan in the maximum principal amount of $10,000,000 evidenced by a promissory note dated February 1, 1995 to Bank of Boston in the
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original principal amount of $10,000,000 (collectively, the "Letter Agreement");
and

                  WHEREAS, Bank of Boston and the Company further entered into that certain Amended and Restated Loan and Security Agreement, dated as of January 5, 1996, pursuant to which Bank of Boston amended and restated the financial accommodations extended to the Company under the Letter Agreement, which are presently evidenced by an amended and restated commercial promissory note dated January 5, 1996 to Bank of Boston in the original principal amount of $10,000,000 (collectively, the "Restated Loan Agreement"); and

                  WHEREAS, pursuant to a certain Agreement, dated as of January 5, 1996 (the "January Consent"), PNC waived certain provisions of the Receivables Purchase Agreement, the Former Note Holders waived certain provisions of the Note Agreements and Bank of Boston waived certain provisions of the Letter Agreement; and

                  WHEREAS, pursuant to a certain Amendment Agreement, dated as of January 5, 1996 (the "Amendment Agreement"), the Former Note Holders and the Company amended certain provisions of the Note Agreements; and

                  WHEREAS, in consideration of Bank of Boston entering into the Restated Loan Agreement, the Company granted to Bank of Boston liens on and security interests in certain of its assets, which liens and security interests were consented to by PNC and the Former Note Holders in accordance with the terms of the January Consent; and

                  WHEREAS, in further consideration of Bank of Boston entering into the Restated Loan Agreement, Santa Fe Plastics Corporation, a California corporation ("Santa Fe"), executed and delivered to Bank of Boston a Continuing Guaranty, dated as of January 5, 1996 (the "Santa Fe Guaranty"), pursuant to which Santa Fe guaranteed the payment of the Additional Obligations (as such term is defined in the Restated Loan Agreement) to Bank of Boston; and

                  WHEREAS, on March 15, 1996, the Company sold to Alltrista Corporation, an Indiana corporation ("Alltrista"), substantially all of its equipment, contract rights (other than those relating to the sale of finished home canning inventory), trademarks, and licenses used by the Company in its consumer products/home canning business, and retained Alltrista as its


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sales agent for its finished home canning inventory (the "Alltrista
Transaction"); and

                  WHEREAS, in connection with the Alltrista Transaction, pursuant to a certain Agreement dated as of March 15, 1996 (the "March Consent"), PNC agreed to waive certain provisions, and to amend certain other provisions, of the Receivables Purchase Agreement, the Former Note Holders agreed to waive certain provisions of the Note Agreements, and Bank of Boston agreed to waive certain provisions, and to amend certain other provisions, of the Restated Loan Agreement, such waivers having been extended by subsequent agreements, dated, respectively, as of May 15, 1996, as of June 10, 1996 (the "June Consent"), as of July 1, 1996 (the "July Consent"), as of July 31, 1996, as of August 30, 1996 (the "September Consent"), as of September 30, 1996 (the "October Consent"), as of December 6, 1996, as of December 31, 1996, and as of January 25, 1997 (collectively, the "Consents"), to and including February 22, 1997; and

                  WHEREAS, the Current Debt Holders are the successors in interest to the Former Note Holders under the Note Agreements and to Bank of Boston under the Letter Agreement and the Restated Loan Agreement, and Bear, Stearns Securities is the registered holder, as the case may be, and legal owner of the indebtedness of the Company under the Note Agreements, the Letter Agreement and the Restated Loan Agreement; and

                  WHEREAS, the Company now further requests that PNC waive certain provisions of the Receivables Purchase Agreement, the Current Debt Holders waive certain provisions of the Note Agreements, and the Current Debt Holders waive certain provisions, and amend certain other provisions, of the Restated Loan Agreement.

                  WHEREAS, the Company and the Current Debt Holders are discussing a restructuring of the debt of the Company involving the exchange of debt of the Company for equity in the Company;

                  NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:




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                  SECTION 1.  Waiver.

                  Subject to the further provisions of this Agreement:

                  (a) The Current Debt Holders (i) waive from and including March 30, 1996 through and including March 7, 1997 any Default or Event of Default (each as defined in the Note Agreements) solely arising out of the Company's failure to comply with the provisions of Section 10.1 or 10.9 of the Note Agreements, and (ii) waive from and including March 1, 1996 through and including March 7, 1997 any Default or Event of Default solely arising out of the Company's failure to comply with the provisions of Section 10.8 or 10.16 of the Note Agreements;

                  (b) PNC (i) waives from and including March 30, 1996 through and including March 7, 1997 any default or Termination Event (each as defined in the Receivables Purchase Agreement) solely arising out of the Company's failure to comply with Section 10.1 or 10.9 of the Note Agreements, including without limitation any default or Termination Event arising under Section 6.17 of the Receivables Purchase Agreement to the extent such default or Termination Event solely relates to Section 10.1 or 10.9 of the Note Agreements, and (ii) waives from and including March 1, 1996 through and including March 7, 1997 any default or Termination Event solely arising out of the Company's failure to comply with
Section 10.8 or 10.16 of the Note Agreements, including without limitation any default or Termination Event arising under Section 6.17 of the Receivables Purchase Agreement to the extent such default or Termination Event solely relates to Section 10.8 or 10.16 of the Note Agreements.

                  (c) The Current Debt Holders (i) waive from and including March 30, 1996 through and including March 7, 1997 any default or Event of Default (each as defined in the Restated Loan Agreement) solely arising out of the Company's failure to comply with Section 10.1 or 10.9 of the Note Agreements, and (ii) waive from and including March 1, 1996 through and including March 7, 1997 any default or Event of Default solely arising out of the Company's failure to comply with Section 10.8 or 10.16 of the Note Agreements.

                  SECTION 2. Amendment to Restated Loan Agreement and Receivables Purchase Agreement.




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                  (a) Amendment to Restated Loan Agreement. The Current Debt
Holders and the Company hereby agree that the definition of "Maturity Date" in the Restated Loan Agreement is amended by deleting "February 22, 1997" and inserting therefor "March 7, 1997."

                  (b) Receivables Purchase Agreement. PNC and the Company hereby agree that the definition of "Termination Date" in the Receivables Purchase Agreement is amended by deleting "February 22, 1997" and inserting therefor "March 7, 1997."

                  SECTION 3. Expenses. Without limiting the generality of any provision of the Receivables Purchase Agreement (as amended), the Note Agreements (each as amended), or the Restated Loan Agreement (as amended), the Company agrees that it will pay the reasonable fees, expenses and client charges of counsel for each of the Lenders, for any service rendered in connection with the transactions contemplated hereby (including, but not limited to, negotiations between the Company and the Current Debt Holders involving a restructuring of the debt involving the exchange of debt of the Company for equity in the Company) and with respect to this Agreement, and the Company further agrees that it will hereafter promptly pay any additional reasonable fees, expenses and client charges of counsel for the Lenders, for any services rendered in connection with the transactions contemplated hereby (including, but not limited to, any negotiations between the Company and the Lenders involving a restructuring of the debt involving the exchange of debt of the Company for equity in the Company) and with respect to this Agreement.

                 SECTION 4.  Representations, Warranties and Covenants.

                  (a) Corporate Power and Authority. Each party hereto represents that it has all requisite corporate power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of each such party.

                  (b) Compliance with Other Instruments, etc. The Company represents that the consummation of the transactions contemplated by this Agreement will not result in any breach of, or constitute a default under, or result in the creation of any mortgage, lien, pledge, charge, security interest or other encumbrance in respect of any property of the Company under, any



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indenture, mortgage, deed of trust, bank loan or credit agreement, corporate charter, by-law, or other agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound or affected, or violate any existing law, governmental rule or regulations, or any order of any court, arbitrator or governmental body, applicable to the Company or any of its properties.

                  (c) Governmental Consent. The Company represents that no consent, approval or authorization of, or registration, filing or declaration with, any governmental authority is required for the validity of the execution and delivery by the Company of this Agreement or the consummation of the transactions contemplated hereby or thereby.

                  (d) Dividends. The Company shall not declare or pay any dividends on its preferred stock on or before March 7, 1997.

                  SECTION 5. Effectiveness. This Agreement shall become effective upon the delivery to the Company of a copy of this Agreement executed by each of the Lenders.

                  SECTION 6. Counterparts; Separate Agreements. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  SECTION 7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

                  SECTION 8. Headings. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of this Agreement.

                  SECTION 9. No Other Changes. (a) Except as expressly stated herein, the Receivables Purchase Agreement (as amended), the Note Agreements (each as amended), the Restated Loan Agreement (as amended), and the Consents are unaffected hereby and shall remain in full force and effect in accordance with the respective terms thereof.

                  (b) Except as expressly set forth herein, the Lenders do not waive, and nothing herein shall be deemed a waiver of, (i)



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any breaches or defaults under the Note Agreements (each as amended), the
Receivables Purchase Agreement (as amended), the Restated Loan Agreement (as amended), or any of the Consents, as the case may be, or any other agreements executed concurrently therewith or pursuant thereto, whether known or unknown, previously or hereafter arising, or of any nature or character whatsoever, or
(ii) any of their respective rights or remedies thereunder or under applicable law, including (but not limited to) any Make-Whole Premium (as such term is defined in the Note Agreements) to which the Note Purchasers may be entitled pursuant to the terms of Section 9 of the Note Agreements (including, without limitation, on account of the payments due under the terms of (A) Section 4(a) and Schedule 1 to the March Consent, (B) Section 3 and Schedule 1 to the June Consent, (C) Section 3 and Schedule 1 to the July Consent, (D) Section 3 and
Schedule 1 to the August Consent, (E) Section 3 and Schedule 1 to the September Consent, and (F) Section 3 of the October Consent). Notwithstanding anything potentially to the contrary herein, the Current Debt Holders do not waive any of their respective rights or remedies to any Make-Whole Premiums to which the Current Debt Holders may be entitled pursuant to the terms of Section 9 of the Note Agreements (including, without limitation, on account of any of the payments made pursuant to the Consents, including those listed in the previous sentence).

                  SECTION 10. Reaffirmation. The Company hereby represents and warrants to the applicable Lender that each of the representations and warranties contained in the Restated Loan Agreement, the Note Agreements or the Receivables Purchase Agreement, as the case may be, were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, or (b) the Company has previously advised such Lender in writing as contemplated under the respective agreement, are true and correct in all material respects as of the date of this Agreement.

                  SECTION 11. Conflict of Terms. In the event of any inconsistency between the provisions of this Agreement and any provision of the Note Agreements (each as amended), the Receivables Purchase Agreement (as amended), the Letter Agreement or the Restated Loan Agreement (as amended), as the case may be, the terms and provisions of this Agreement shall govern and control.




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                  IN WITNESS WHEREOF, the parties hereto have signed, or caused their duly elected officer to sign on the date first written above.

                                        KERR GROUP, INC.



                                        By: /s/ Geoffrey A. Whynot
                                            ------------------------------------



                                        PNC BANK, NATIONAL ASSOCIATION



                                        By: /s/ Thomas J. McCool
                                            ------------------------------------



                                        BEAR, STEARNS SECURITIES CORP.



                                        By: /s/ W. Grant Jones
                                            ------------------------------------


                                        SILVER OAK CAPITAL, L.L.C.



                                        By: /s/ Michael L. Gordon
                                            ------------------------------------



                                        BEAR STEARNS & CO., INC.



                                        By: /s/ Gregory A. Hanley
                                            ------------------------------------


                                        HALCYON/ALAN B. SLIFKA
                                        MANAGEMENT COMPANY LLC



                                        By: /s/ James W. Snyder
                                            ------------------------------------



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                                        INTERMARKET CORP.



                                        By: /s/ Thomas P. Borger
                                            ------------------------------------



                                        SWISS BANK



                                        By: /s/ Leila Shakkoor
                                            ------------------------------------



                                        By: /s/ Christine Daley
                                            ------------------------------------




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